Putnam
Capital
Appreciation
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-04

[GRAPHIC OMITTED: INVERTED STAMP]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of voluntary reforms. We would like to call your attention to two of them that are now being included in these reports to provide shareholders with more useful information about their investments. Following the performance tables in the Performance Summary, you will find new expense and risk comparison information for your fund. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in your fund's Lipper peer group. The risk comparison shows your fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk comparisons are valuable tools for you and your financial advisor to use when making decisions about your financial program. These enhancements to our reports are just part of the additional disclosure we are committed to providing to shareholders.

We are pleased to report that Putnam Capital Appreciation Fund delivered a positive return at net asset value for the fiscal year ended May 31, 2004. However, the fund's focus on larger, higher-quality companies contributed to its underperformance relative to its benchmark and Lipper category average. You will find a detailed discussion of the fund's performance in the following report.

As always, we appreciate your support of Putnam Investments.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Capital Appreciation Fund's class A shares posted returns of 16.22% at net asset value (NAV) and 9.53% at public offering price (POP) for the 12-month period ended May 31, 2004.

 * Due to differences in holdings, the fund's performance was below that of its benchmark, the Russell 3000 Index, which returned 19.71% for the period.

 * The fund's performance was below the average return of 18.83% for the Lipper Multi-Cap Core Funds category. This was also due to differences in holdings.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund delivered solid positive returns during the 12-month period ended May 31, 2004. Its performance lagged that of its benchmark and the average of other funds in its peer group primarily because many of the stocks that performed well during the period did not meet our quality criteria. As is typical during a period of economic recovery, the stocks that performed best were generally those of smaller, lower-quality companies. Although the fund can invest in companies of all sizes, we place a greater emphasis on larger, higher-quality companies. We believe that these types of companies, which began to rebound in the final months of the period, will come back into favor as the economic recovery continues. Among the stronger performers during the annual period were select holdings in the conglomerate and consumer services sectors, while some retail and broadcasting stocks detracted from returns.

FUND PROFILE

Putnam Capital Appreciation Fund invests in stocks of companies at all capitalization levels, and across a broad range of industries. While it has no bias toward either growth or value stocks, it targets companies believed to be worth more than their current stock prices indicate. It may be suitable for investors who are seeking growth through a well-diversified stock portfolio.


Market overview

Throughout the period, major stock market indexes all grew solidly. Early in the period, corporate earnings reports and strong gross domestic product (GDP) growth put investors in a positive frame of mind. This optimism, along with continued evidence of sustained economic growth, influenced the market through the close of the 2003 calendar year. After the government's announcement that GDP had expanded at an 8.2% rate in the third quarter of 2003 and the Federal Reserve Board's decision to hold interest rates steady, major market indexes posted double-digit gains and ended the year in positive territory for the first time since 1999. In addition, the Dow Jones Industrial Average crossed the psychologically important 10,000 mark for the first time in 18 months.

The market continued its climb in the early weeks of 2004, but then began to lag as investors paused to assess the strength of the economy and consider the possibility of an interest-rate increase. In March, a terrorist attack in Spain caused the stock market to decline to a three-month low. However, positive economic news continued in the United States, including the release of a stronger-than-expected employment report in April. As the annual period came to a close, market volatility intensified. More solid evidence of the strengthening economy heightened concerns that the Fed would be raising interest rates to keep inflation in check. These concerns sparked a market correction in the final month of the period.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 3000 Index (large-company stocks)                              19.71%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                18.02%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  19.82%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     18.33%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                        -0.44%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       13.24%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -2.27%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/04.
-------------------------------------------------------------------------------

Strategy overview

The overall positioning of your fund's portfolio remained largely unchanged during the period. This was because, regardless of how the economy or markets are behaving, we take a bottom-up approach to stock selection. When choosing stocks for the fund's portfolio, we carefully consider each company's underlying long-term business worth. While a company's stock price -- and the overall market -- may fluctuate, we concentrate on this underlying worth to determine whether to include a stock in the portfolio. We look for stocks that we do not consider to be fairly valued; in other words, companies that we believe are worth more than their current stock prices indicate.

Usually, once a stock reaches what we consider to be its fair value, we sell it from the portfolio. This was the case during the period with Nextel Communications, a large position in the telecommunications sector that we sold during the second half of your fund's fiscal year. This caused the fund's overall weighting in telecommunications to decline, while the fund's position in the consumer staples sector, where we invested the proceeds, increased.

Your fund is managed in a blend investment style, which means that instead of having a strong growth or value orientation, it has the flexibility to invest in different types of companies. The fund can invest in companies that are growing rapidly and have the potential to continue growing, as well as companies whose stock prices are low because they are facing short-term problems.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                              as of 11/30/03        as of 5/31/04

Retail                           11.1%                 11.4%

Commercial and
consumer services                 8.0%                  9.8%

Software                          6.0%                  7.6%

Pharmaceuticals                   7.3%                  7.4%

Conglomerates                     4.6%                  6.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the top contributors to performance during the period were Internet companies Yahoo! and eBay. Although in recent years the stocks of these two companies, and Yahoo! stock in particular, suffered severe declines along with the rest of the Internet services industry, we believed the companies' business models offered the long-term growth potential that could reward investors over time. When we added Yahoo! to the portfolio in January 2003, we believed it was trading at a significant discount to its intrinsic value. Yahoo! is a leading Internet search engine and access point for consumers and businesses. It was one of the fund's top performers for the period and remained among the portfolio's largest holdings at the close of the period. The stock of eBay, the online auction company, also appreciated during the period, thanks to its popularity with consumers and its near-monopoly status in the Internet-auction business. We believe that eBay's future growth potential remains strong, not only in the United States, but in most other countries worldwide.

The fund's position in conglomerate Tyco International made a significant contribution to fund performance during the period. The company's stock experienced a sharp drop in value in 2002, after its former CEO was indicted. We kept Tyco in the portfolio because we believed that the company had made great strides toward improving profitability and sustaining its growth after this difficult period. A new management team has taken control of the company, bringing a new commitment to improving the balance sheet and cutting costs. In the consumer finance area, Capital One Financial also performed well. Like Tyco, this company's stock suffered significant declines in 2002 when investors became concerned about an investigation by regulators. However, we believed that Capital One, one of the largest credit-card companies in the United States, was a fundamentally strong company that could do well as the economy recovered. This conviction paid off, as Capital One was one of the fund's strongest-performing holdings for the period.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 U.S. Bancorp
   Banking

 2 Microsoft Corp.
   Software

 3 AutoZone, Inc.
   Retail

 4 Tyco International, Ltd. (Bermuda)
   Conglomerates

 5 Yahoo!, Inc.
   Commercial and consumer services

 6 Johnson & Johnson
   Pharmaceuticals

 7 Citigroup, Inc.
   Financial

 8 eBay, Inc.
   Commercial and consumer services

 9 ExxonMobil Corp.
   Oil and gas

10 Pfizer, Inc.
   Pharmaceuticals

Footnote reads:
These holdings represented 35.5% of the fund's net assets as of 5/31/04. The fund's holdings will change over time.


Two retail stocks in the fund's portfolio, AutoZone and Family Dollar Stores, did not perform as well as we had expected during the period. However, we believe that AutoZone, which operates more than 3,200 auto-parts stores in the United States, is significantly undervalued by the market. Despite several quarters of weak growth, the company offers a solid management team and strong free-cash flow, and we believe this large retail chain has the potential to continue taking market share from independent auto-parts retailers. The stock remained in the portfolio at the close of the period. The stock of Family Dollar Stores, a discount retailer that caters to lower-income consumers, has been hurt somewhat by higher gas prices, which cut into the disposable income of the store's customer base. This stock remained in the portfolio at the close of the period because we have growing confidence in the company's management team and the competitive advantages of its business model.

In the media sector, fund holding Viacom detracted from returns and we sold the position from the portfolio by the close of the period. We became increasingly concerned about weak demand for advertising in Viacom's radio business as more advertising dollars shift from radio to the Internet.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. The members of the U.S. Core Team are Michael Nance (Portfolio Leader), James Yu (Portfolio Member), Joshua Brooks, Richard Cervone, Richard England, and James Wiess. The members of the U.S. Small- and Mid-Cap Core Team are Joseph Joseph (Portfolio Member), Tinh Bui, John Ferry, and Gerald Moore.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As your fund enters a new fiscal year, we believe that economic growth will continue to accelerate, although at a slower pace than we have seen over the past year. We believe this environment will benefit the stocks of larger, high-quality companies, which are a focus for your fund. While financial markets have experienced volatility in recent months, it is important to remember that some of this volatility is caused at root by good news. For example, the recent increase in interest rates and the Federal Reserve Board's anticipated shift toward a more restrictive monetary policy have generated a headwind for stocks. However, in our view, higher interest rates are the result of a deepening and broadening economic recovery. In particular, new jobs should help to sustain consumer spending and create investment opportunities in consumer-related stocks. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during its fiscal year, which ended May 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/04
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)              (8/5/93)             (11/2/94)             (7/14/00)             (1/22/96)       (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
1 year                    16.22%      9.53%     15.37%     10.37%     15.42%     14.42%     15.63%     11.59%     15.99%
--------------------------------------------------------------------------------------------------------------------------
5 years                   -5.10     -10.56      -8.45      -9.91      -8.06      -8.06      -7.45     -10.70      -6.20
Annual average            -1.04      -2.21      -1.75      -2.06      -1.67      -1.67      -1.54      -2.24      -1.27
--------------------------------------------------------------------------------------------------------------------------
10 years                 129.35     116.07     113.48     113.48     117.48     117.48     118.02     110.44     123.73
Annual average             8.65       8.01       7.88       7.88       8.08       8.08       8.11       7.72       8.39
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.43       9.83       9.64       9.64       9.89       9.89       9.87       9.51      10.16
--------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.


---------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/04
---------------------------------------------------------------------------
                               Russell         Lipper Multi-Cap
                                 3000            Core Funds
                                Index          category average*
---------------------------------------------------------------------------
1 year                          19.71%              18.83%
---------------------------------------------------------------------------
5 years                         -2.40               11.18
Annual average                  -0.48                1.78
---------------------------------------------------------------------------
10 years                       187.38              175.84
Annual average                  11.13               10.28
---------------------------------------------------------------------------
Annual average
(life of fund)                  10.62               10.09
---------------------------------------------------------------------------

Index and Lipper results should be compared to fund performance at net asset value.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 5/31/94 to 5/31/04

                          Fund's class A                  Russell 3000
Date                       shares at POP                     Index

5/31/94                        9,425                        10,000
5/31/95                       10,892                        11,810
5/31/96                       14,984                        15,362
5/31/97                       18,417                        19,196
5/31/98                       23,327                        24,912
5/31/99                       22,767                        29,444
5/31/00                       25,190                        32,926
5/31/01                       23,918                        29,725
5/31/02                       20,745                        26,019
5/31/03                       18,591                        24,007
5/31/04                      $21,607                       $28,738

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,348 and $21,748, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $21,802 ($21,044 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,373. See first page of performance section for performance calculation method.


----------------------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 5/31/04
----------------------------------------------------------------------------------------------------------------------------------
                      Class A             Class B             Class C             Class M             Class R
----------------------------------------------------------------------------------------------------------------------------------
Share value:        NAV     POP             NAV                 NAV             NAV     POP             NAV
----------------------------------------------------------------------------------------------------------------------------------
5/31/03            $14.24  $15.11          $13.66              $13.94          $13.82   $14.32            --
----------------------------------------------------------------------------------------------------------------------------------
12/01/03+              --      --              --                  --              --       --        $15.82
----------------------------------------------------------------------------------------------------------------------------------
5/31/04             16.55   17.47++         15.76               16.09           15.98    16.56         16.54
----------------------------------------------------------------------------------------------------------------------------------

 * The fund made no distributions during the period.

 + Inception date of class R shares.

++ Reflects a reduction in sales charges that took effect on January 28, 2004.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)              (8/5/93)             (11/2/94)             (7/14/00)             (1/22/96)       (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    17.89%     11.11%     17.01%     12.00%     16.93%     15.93%     17.23%     13.10%     17.67%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   -7.61     -12.92     -10.92     -12.34     -10.60     -10.60      -9.91     -13.07      -8.74
Annual average            -1.57      -2.73      -2.29      -2.60      -2.21      -2.21      -2.07      -2.76      -1.81
----------------------------------------------------------------------------------------------------------------------------------
10 years                 146.60     132.34     129.25     129.25     133.59     133.59     134.35     126.04     140.56
Annual average             9.45       8.80       8.65       8.65       8.85       8.85       8.89       8.50       9.17
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.62      10.02       9.82       9.82      10.07      10.07      10.05       9.70      10.35
----------------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Appreciation Fund from December 1, 2003, to May 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/04
-------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Expenses paid per
$1,000*                      $7        $10        $10         $9         $8
-------------------------------------------------------------------------------
Ending value (after
expenses)                $1,046     $1,043     $1,043     $1,044     $1,046
-------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2004, use the calculation method below. To find the value of your investment on December 1, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/1/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                  Total
Value of your                                Expenses paid        expenses
investment on 12/1/03  [DIV]    $1,000   X    per $1,000      =    paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $7 (see table above)  =  $70
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/04
------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                      $7        $10        $10         $9         $8
------------------------------------------------------------------------------
Ending value (after
expenses)                $1,019     $1,015     $1,015     $1,016     $1,017
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                           Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio+               1.30%      2.05%      2.05%      1.80%      1.55%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                      1.40%      2.15%      2.15%      1.90%      1.65%
-------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.31

U.S. stock
fund average           3.75

0%   Increasing Risk   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the "fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 6, 2004


The fund's portfolio
May 31, 2004

Common stocks (99.8%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------
        24,100 Valassis Communications, Inc. (NON)                     $708,058

Aerospace and Defense (2.7%)
-------------------------------------------------------------------------------
        92,567 Teledyne Technologies, Inc. (NON)                      1,705,084
        35,320 United Defense Industries, Inc.
               (NON)                                                  1,179,688
       212,900 United Technologies Corp.                             18,013,469
                                                                 --------------
                                                                     20,898,241

Airlines (0.4%)
-------------------------------------------------------------------------------
        62,500 ExpressJet Holdings, Inc. (NON)                          745,000
       287,093 Mesa Air Group, Inc. (NON)                             2,202,003
                                                                 --------------
                                                                      2,947,003

Automotive (0.9%)
-------------------------------------------------------------------------------
        55,450 American Axle & Manufacturing
               Holdings, Inc.                                         1,937,978
       119,351 Autoliv, Inc.                                          4,935,164
        17,920 TRW Automotive Holdings Corp. (NON)                      351,949
                                                                 --------------
                                                                      7,225,091

Banking (6.0%)
-------------------------------------------------------------------------------
        14,879 Brookline Bancorp, Inc.                                  215,150
        34,100 Commerce Bancorp, Inc.                                 2,097,150
        63,594 Compass Bancshares, Inc.                               2,674,128
        27,100 Doral Financial Corp.                                    878,311
        12,300 FirstFed Financial Corp. (NON)                           507,867
        69,900 TCF Financial Corp.                                    3,899,022
     1,291,600 U.S. Bancorp                                          36,293,960
        19,843 Westamerica Bancorp.                                     979,847
                                                                 --------------
                                                                     47,545,435

Beverage (1.5%)
-------------------------------------------------------------------------------
       235,500 Coca-Cola Co. (The)                                   12,092,925

Biotechnology (0.4%)
-------------------------------------------------------------------------------
        27,200 Amylin Pharmaceuticals, Inc. (NON)                       602,752
        37,200 Connetics Corp. (NON)                                    794,964
        19,025 Neurocrine Biosciences, Inc. (NON)                     1,089,942
        22,100 Telik, Inc. (NON)                                        506,090
                                                                 --------------
                                                                      2,993,748

Cable Television (1.3%)
-------------------------------------------------------------------------------
       357,700 Comcast Corp. Class A (Special)
               (NON)                                                 10,140,795

Chemicals (0.9%)
-------------------------------------------------------------------------------
        87,486 Georgia Gulf Corp.                                     2,958,777
        68,200 MacDermid, Inc.                                        2,125,112
        16,600 OM Group, Inc. (NON)                                     443,054
        98,600 RPM, Inc.                                              1,450,406
                                                                 --------------
                                                                      6,977,349

Commercial and Consumer Services (9.8%)
-------------------------------------------------------------------------------
        34,700 Administaff, Inc. (NON)                                  573,938
        37,679 Arbitron, Inc. (NON)                                   1,469,481
        76,500 Catalina Marketing Corp. (NON)                         1,292,085
       251,600 eBay, Inc. (NON)                                      22,342,080
       429,200 Iron Mountain, Inc. (NON)                             19,000,684
        37,667 Maximus, Inc. (NON)                                    1,353,752
        68,500 Washington Group International, Inc.
               (NON)                                                  2,402,980
        55,508 West Corp. (NON)                                       1,434,327
       894,800 Yahoo!, Inc. (NON)                                    27,434,568
                                                                 --------------
                                                                     77,303,895

Communications Equipment (3.2%)
-------------------------------------------------------------------------------
       108,900 Aspect Communications Corp. (NON)                      1,398,276
       639,600 Cisco Systems, Inc. (NON)                             14,167,140
       180,400 Coinstar, Inc. (NON)                                   3,138,960
        24,100 CommScope, Inc. (NON)                                    415,725
        56,700 Comtech Telecommunications (NON)                       1,005,858
        93,000 Inter-Tel, Inc.                                        2,295,240
       178,600 PTEK Holdings, Inc. (NON)                              1,873,514
        39,400 SeaChange International, Inc. (NON)                      588,242
                                                                 --------------
                                                                     24,882,955

Computers (0.6%)
-------------------------------------------------------------------------------
       115,000 Checkpoint Systems, Inc. (NON)                         1,984,900
        21,800 Hutchinson Technology, Inc. (NON)                        575,738
        32,900 Insight Enterprises, Inc. (NON)                          604,044
        70,600 Satyam Computer Services., Ltd. ADR
               (India)                                                1,379,524
                                                                 --------------
                                                                      4,544,206

Conglomerates (6.4%)
-------------------------------------------------------------------------------
       640,500 General Electric Co.                                  19,932,360
       986,100 Tyco International, Ltd. (Bermuda)                    30,362,019
                                                                 --------------
                                                                     50,294,379

Consumer Finance (2.6%)
-------------------------------------------------------------------------------
       228,333 Capital One Financial Corp.                           15,997,010
        47,600 CompuCredit Corp. (NON)                                  834,904
       281,004 Providian Financial Corp. (NON)                        3,821,654
                                                                 --------------
                                                                     20,653,568

Consumer Goods (2.4%)
-------------------------------------------------------------------------------
       261,300 Colgate-Palmolive Co.                                 14,946,360
       137,975 Yankee Candle Co., Inc. (The) (NON)                    3,863,300
                                                                 --------------
                                                                     18,809,660

Electric Utilities (0.7%)
-------------------------------------------------------------------------------
        50,700 Avista Corp.                                             859,872
        26,200 Great Plains Energy, Inc.                                793,598
       118,228 OGE Energy Corp.                                       2,896,586
        57,912 Puget Energy, Inc.                                     1,243,950
                                                                 --------------
                                                                      5,794,006

Electronics (4.2%)
-------------------------------------------------------------------------------
     1,151,587 Agere Systems, Inc. Class A (NON)                      2,925,031
        47,475 Belden, Inc.                                             802,328
       115,012 Benchmark Electronics, Inc. (NON)                      3,350,300
             4 Integrated Circuit Systems, Inc. (NON)                       110
       176,200 Integrated Device Technology, Inc.
               (NON)                                                  2,568,996
       120,600 Lattice Semiconductor Corp. (NON)                        941,886
        86,100 Micrel, Inc. (NON)                                     1,271,697
        33,100 Omnivision Technologies, Inc. (NON)                      775,202
       641,800 SanDisk Corp. (NON)                                   15,820,370
       139,499 Storage Technology Corp. (NON)                         3,940,847
        60,500 TTM Technologies, Inc. (NON)                             689,700
                                                                 --------------
                                                                     33,086,467

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------
        42,400 Eagle Materials, Inc.                                  2,828,080

Entertainment (0.4%)
-------------------------------------------------------------------------------
       163,865 Regal Entertainment Group Class A                      3,506,711

Financial (3.7%)
-------------------------------------------------------------------------------
       566,366 Citigroup, Inc.                                       26,296,373
        46,445 PMI Group, Inc. (The)                                  2,005,031
         6,589 Student Loan Corp.                                       949,738
                                                                 --------------
                                                                     29,251,142

Food (0.1%)
-------------------------------------------------------------------------------
        29,000 Chiquita Brands International, Inc.
               (NON)                                                    508,080

Forest Products and Packaging (0.2%)
-------------------------------------------------------------------------------
        52,800 Albany International Corp.                             1,609,872

Health Care Services (2.8%)
-------------------------------------------------------------------------------
        63,700 Apria Healthcare Group, Inc. (NON)                     1,788,696
       200,500 Cardinal Health, Inc.                                 13,575,855
        70,747 Community Health Systems, Inc. (NON)                   1,804,049
       144,597 Health Net, Inc. (NON)                                 3,398,030
        43,700 Manor Care, Inc.                                       1,369,121
        11,100 WellChoice, Inc. (NON)                                   457,098
                                                                 --------------
                                                                     22,392,849

Homebuilding (3.0%)
-------------------------------------------------------------------------------
       121,000 Champion Enterprises, Inc. (NON)                       1,131,350
         3,965 NVR, Inc. (NON)                                        1,814,979
       298,900 Pulte Homes, Inc.                                     15,766,975
        61,691 Ryland Group, Inc.                                     4,910,604
                                                                 --------------
                                                                     23,623,908

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------
        28,300 La-Z-Boy, Inc.                                           522,135

Insurance (3.7%)
-------------------------------------------------------------------------------
        17,050 Delphi Financial Group Class A                           686,774
       146,800 Everest Re Group, Ltd. (Barbados)                     12,015,580
        65,628 IPC Holdings, Ltd. (Bermuda)                           2,441,362
        68,807 Odyssey Re Holdings Corp.                              1,737,377
        63,483 Radian Group, Inc.                                     2,920,218
        87,965 RenaissanceRe Holdings, Ltd.
               (Bermuda)                                              4,648,950
        61,500 Stewart Information Services                           2,100,225
        61,850 W.R. Berkley Corp.                                     2,576,053
                                                                 --------------
                                                                     29,126,539

Investment Banking/Brokerage (0.8%)
-------------------------------------------------------------------------------
        28,150 Affiliated Managers Group (NON)                        1,372,313
        28,500 Eaton Vance Corp.                                      1,051,650
        63,700 Federated Investors, Inc.                              1,896,986
        84,955 Waddell & Reed Financial, Inc.                         1,856,267
                                                                 --------------
                                                                      6,177,216

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------
        21,572 Orient-Express Hotels, Ltd. Class A
               (Bermuda)                                                324,011
        73,600 Prime Hospitality Corp. (NON)                            729,376
                                                                 --------------
                                                                      1,053,387

Machinery (1.0%)
-------------------------------------------------------------------------------
        50,994 Briggs & Stratton Corp.                                3,869,425
       134,242 Terex Corp. (NON)                                      3,958,797
                                                                 --------------
                                                                      7,828,222

Manufacturing (0.9%)
-------------------------------------------------------------------------------
       100,400 Acuity Brands, Inc.                                    2,475,864
       136,500 Flowserve Corp. (NON)                                  2,859,675
        33,700 IDEX Corp.                                             1,607,490
                                                                 --------------
                                                                      6,943,029

Medical Technology (3.8%)
-------------------------------------------------------------------------------
        67,800 American Medical Systems Holdings,
               Inc. (NON)                                             2,124,174
        27,100 Atherogenics, Inc. (NON)                                 636,579
        52,836 C.R. Bard, Inc.                                        5,926,614
        56,850 Inamed Corp. (NON)                                     3,385,418
       306,500 Medtronic, Inc.                                       14,681,350
        49,100 Sybron Dental Specialties, Inc.
               (NON)                                                  1,337,484
        32,100 Ventana Medical Systems, Inc. (NON)                    1,656,360
                                                                 --------------
                                                                     29,747,979

Metals (0.2%)
-------------------------------------------------------------------------------
        48,300 Carpenter Technology Corp.                             1,469,286

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------
        58,300 Energen Corp.                                          2,611,840

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------
        22,300 United Stationers, Inc. (NON)                            840,933

Oil & Gas (4.0%)
-------------------------------------------------------------------------------
        87,100 Cabot Oil & Gas Corp. Class A                          3,205,280
        34,000 Comstock Resources, Inc. (NON)                           639,540
       193,248 Denbury Resources, Inc. (Canada)
               (NON)                                                  3,555,763
       498,400 ExxonMobil Corp.                                      21,555,800
        96,900 Meridian Resource Corp. (NON)                            715,122
        50,837 Noble Energy, Inc.                                     2,304,950
                                                                 --------------
                                                                     31,976,455

Pharmaceuticals (7.4%)
-------------------------------------------------------------------------------
        56,700 Andrx Group (NON)                                      1,558,116
       105,780 Bradley Pharmaceuticals, Inc. (NON)                    2,462,558
       479,212 Johnson & Johnson                                     26,696,901
       355,700 King Pharmaceuticals, Inc. (NON)                       4,752,152
       596,284 Pfizer, Inc. (SEG)                                    21,072,677
        64,200 USANA Health Sciences, Inc. (NON)                      1,787,328
                                                                 --------------
                                                                     58,329,732

Real Estate (1.2%)
-------------------------------------------------------------------------------
        14,700 Apartment Investment & Management
               Co. Class A (R)                                          424,536
        32,300 Kilroy Realty Corp. (R)                                1,102,076
        55,100 National Health Investors, Inc. (R)                    1,435,355
        80,600 Nationwide Health Properties, Inc.
               (R)                                                    1,557,998
        28,200 Redwood Trust, Inc. (R)                                1,406,052
       118,000 Senior Housing Properties Trust                        1,921,040
        87,000 Trizec Properties, Inc. (R)                            1,436,370
                                                                 --------------
                                                                      9,283,427

Regional Bells (0.1%)
-------------------------------------------------------------------------------
       109,300 Cincinnati Bell, Inc. (NON)                              450,316

Restaurants (0.2%)
-------------------------------------------------------------------------------
        46,700 Lone Star Steakhouse & Saloon, Inc.                    1,186,180

Retail (11.4%)
-------------------------------------------------------------------------------
        72,200 Abercrombie & Fitch Co. Class A                        2,630,246
       367,200 AutoZone, Inc. (NON)                                  31,854,600
        35,100 Claire's Stores, Inc.                                    726,570
       587,100 CSK Auto Corp. (NON)                                  10,068,765
       207,900 Family Dollar Stores, Inc.                             6,519,744
        34,163 Handleman Co.                                            765,251
        81,000 Hollywood Entertainment Corp. (NON)                    1,075,680
       293,200 Lowe's Cos., Inc.                                     15,706,724
        84,900 Michaels Stores, Inc.                                  4,436,025
       140,900 Movie Gallery, Inc.                                    2,619,331
       157,875 Rent-A-Center, Inc. (NON)                              4,665,206
        36,800 ShopKo Stores, Inc. (NON)                                501,952
       267,500 Supervalu, Inc.                                        8,297,850
                                                                 --------------
                                                                     89,867,944

Software (7.6%)
-------------------------------------------------------------------------------
        35,852 Amdocs, Ltd. (Guernsey) (NON)                            884,827
       291,926 BMC Software, Inc. (NON)                               5,149,575
        95,900 Citrix Systems, Inc. (NON)                             2,018,695
       509,900 Computer Associates International,
               Inc.                                                  13,797,894
        22,100 FileNET Corp. (NON)                                      604,435
     1,355,100 Microsoft Corp.                                       35,706,885
        15,900 NETIQ Corp. (NON)                                        210,675
        62,900 RSA Security, Inc. (NON)                               1,153,586
                                                                 --------------
                                                                     59,526,572

Staffing (0.2%)
-------------------------------------------------------------------------------
        97,000 AMN Healthcare Services, Inc. (NON)                    1,474,400

Technology Services (1.5%)
-------------------------------------------------------------------------------
        66,800 Acxiom Corp.                                           1,609,880
        13,900 Factset Research Systems, Inc.                           607,569
        16,900 Imagistics International, Inc. (NON)                     653,521
        39,623 Mercury Computer Systems, Inc. (NON)                     888,743
        30,800 Transaction Systems Architects, Inc.
               (NON)                                                    581,195
       154,400 United Online, Inc. (NON)                              2,901,175
       235,323 VeriSign, Inc. (NON)                                   4,268,759
                                                                 --------------
                                                                     11,510,842

Telecommunications (0.1%)
-------------------------------------------------------------------------------
        10,632 Commonwealth Telephone Enterprises,
               Inc. (NON)                                               450,797
       117,700 Primus Telecommunications GP (NON)                       713,262
                                                                 --------------
                                                                      1,164,059

Textiles (0.3%)
-------------------------------------------------------------------------------
        99,321 Wolverine World Wide, Inc.                             2,617,108

Tire & Rubber (0.2%)
-------------------------------------------------------------------------------
        68,100 Cooper Tire & Rubber                                   1,436,229
                                                                 --------------
               Total Common stocks
               (cost $729,128,266)                                 $785,762,253

Short-term investments (14.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $114,750,327 Short-term investments held as collateral
               for loaned securities with yields ranging
               from 1.00% to 1.21% and due dates ranging
               from June 1, 2004 to June 11, 2004 (d)              $114,743,191
       966,025 Putnam Prime Money Market Fund (e)                       966,025
                                                                 --------------
               Total Short-term investments
               (cost $115,709,216)                                 $115,709,216
-------------------------------------------------------------------------------
               Total Investments
               (cost $844,837,482)                                 $901,471,469
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $787,296,649.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2004.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $111,404,513
of securities on loan (identified cost $844,837,482) (Note 1)    $901,471,469
-------------------------------------------------------------------------------
Cash                                                                  193,426
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             746,690
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                210,971
-------------------------------------------------------------------------------
Receivable for securities sold                                      3,688,751
-------------------------------------------------------------------------------
Total assets                                                      906,311,307

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      482,842
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,358,552
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,234,768
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            420,729
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                155,667
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,350
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                478,704
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                114,743,191
-------------------------------------------------------------------------------
Other accrued expenses                                                138,855
-------------------------------------------------------------------------------
Total liabilities                                                 119,014,658
-------------------------------------------------------------------------------
Net assets                                                       $787,296,649

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $953,009,660
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (222,346,998)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         56,633,987
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $787,296,649

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($416,248,983 divided by 25,145,006 shares)                            $16.55
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.55)*                $17.47
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($348,211,997 divided by 22,101,423 shares)**                          $15.76
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,547,028 divided by 220,512 shares)**                               $16.09
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($19,280,381 divided by 1,206,362 shares)                              $15.98
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.98)*                $16.56
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($8,260 divided by 499 shares)                           $16.54
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended May 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $14,346)                          $9,333,856
-------------------------------------------------------------------------------
Interest (including interest income of $3,067 from
investment of affiliated issuers) (Note 5)                             60,881
-------------------------------------------------------------------------------
Securities lending                                                    126,462
-------------------------------------------------------------------------------
Total investment income                                             9,521,199

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,323,291
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,743,927
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             29,523
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       13,385
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,172,812
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,820,914
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  35,121
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 173,504
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 466,148
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           32,560
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (32,560)
-------------------------------------------------------------------------------
Management fee reimbursal (Note 5)                                       (776)
-------------------------------------------------------------------------------
Total expenses                                                     13,777,852
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (641,756)
-------------------------------------------------------------------------------
Net expenses                                                       13,136,096
-------------------------------------------------------------------------------
Net investment loss                                                (3,614,897)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  156,805,677
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       240,913
-------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                 (716,385)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and written options during the year                     (20,149,222)
-------------------------------------------------------------------------------
Net gain on investments                                           136,180,983
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $132,566,086
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended May 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(3,614,897)     $(3,067,961)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments          156,330,205     (200,306,095)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (20,149,222)      44,483,254
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        132,566,086     (158,890,802)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (259,289,670)    (221,253,238)
-------------------------------------------------------------------------------
Total decrease in net assets                    (126,723,584)    (380,144,040)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                914,020,233    1,294,164,273
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $-- and --,
respectively)                                   $787,296,649     $914,020,233
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                            Year ended May 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $14.24          $15.89          $18.32          $23.75          $21.93
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                            (.01) (d)         -- (e)          -- (e)          -- (e)        (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  2.32           (1.65)          (2.43)           (.75)           2.39
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       2.31           (1.65)          (2.43)           (.75)           2.37
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --              --              --              --            (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (4.61)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                             --            (.07)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (4.68)           (.55)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.55          $14.24          $15.89          $18.32          $23.75
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     16.22          (10.38)         (13.26)          (5.06)          10.65
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $416,249        $495,165        $697,394        $911,299        $999,789
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.23 (d)        1.22            1.08            1.00             .96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                   (.07) (d)        .01             .02              -- (f)        (.10)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    111.20          107.08          133.78          263.98          188.16
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class A shares (Note 5).

(e) Per share net investment income amounted to less than $0.01 per share.

(f) Ratio of net investment income to average net assets is less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                            Year ended May 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.66          $15.35          $17.84          $23.39          $21.66
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.12) (d)       (.09)           (.12)           (.15)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  2.22           (1.60)          (2.37)           (.72)           2.36
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       2.10           (1.69)          (2.49)           (.87)           2.18
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (4.61)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                             --            (.07)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (4.68)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $15.76          $13.66          $15.35          $17.84          $23.39
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     15.37          (11.01)         (13.96)          (5.70)           9.90
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $348,212        $391,161        $554,719        $796,227      $1,047,040
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.98 (d)        1.97            1.83            1.70            1.63
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.82) (d)       (.74)           (.73)           (.70)           (.79)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    111.20          107.08          133.78          263.98          188.16
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class B shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          For the
                                                                                                                           period
                                                                                                                         July 14,
                                                                                                                         2000+ to
Per-share                                                                             Year ended May 31                    May 31
operating performance                                                       2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                       $13.94          $15.67          $18.21          $27.15
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                     (.12) (d)       (.10)           (.12)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                         2.27           (1.63)          (2.42)          (4.15)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                       2.15           (1.73)          (2.54)          (4.26)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                --              --              --           (4.61)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                             --            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           --              --              --           (4.68)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                             $16.09          $13.94          $15.67          $18.21
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                     15.42          (11.04)         (13.95)         (17.40)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                            $3,547          $2,993          $3,405          $2,175
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                   1.98 (d)        1.97            1.83            1.54*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                   (.83) (d)       (.74)           (.71)           (.44)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                    111.20          107.08          133.78          263.98
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class C shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                             Year ended May 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.82          $15.49          $17.96          $23.47          $21.70
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.09) (d)       (.06)           (.08)           (.11)           (.14)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  2.25           (1.61)          (2.39)           (.72)           2.36
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       2.16           (1.67)          (2.47)           (.83)           2.22
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (4.61)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                             --            (.07)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (4.68)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $15.98          $13.82          $15.49          $17.96          $23.47
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     15.63          (10.78)         (13.75)          (5.49)          10.07
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $19,280         $24,702         $38,646         $55,231         $70,129
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.73 (d)        1.72            1.58            1.50            1.46
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.57) (d)       (.49)           (.48)           (.50)           (.59)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    111.20          107.08          133.78          263.98          188.16
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class M shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the
                                                                                                                    period
                                                                                                                    Dec. 1,
                                                                                                                   2003+ to
Per-share                                                                                                           May 31
operating performance                                                                                                2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                $15.82
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                                              (.02) (d)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                   .74
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                 .72
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                    --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                      $16.54
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                               4.55*
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $8
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                             .74* (d)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                                            (.19)* (d)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                             111.20
------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class R shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2004

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

Effective April 19, 2004, (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At May 31, 2004, the value of securities loaned amounted to $111,404,513. The fund received cash collateral of $114,743,191 which is pooled with collateral of other Putnam funds into 17 issuers of high grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2004, the fund had a capital loss carryover of $216,075,875 available to the extent allowed by the Code to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------
  $60,346,067    May 31, 2010
  155,729,808    May 31, 2011

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, realized gains and loses on certain futures contracts, straddle loss deferrals and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2004, the fund reclassified $3,614,897 to decrease distributions in excess of net investment income and $3,660,016 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $45,119.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $76,827,147
Unrealized depreciation            (25,589,069)
                                  ------------
Net unrealized appreciation         51,238,078
Capital loss carryforward         (216,075,875)
Cost for federal income
tax purposes                      $850,233,391


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended May 31, 2004, the fund paid PFTC $2,037,603 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended May 31, 2004, the fund's expenses were reduced by $641,756 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,379, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended May 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $64,004 and $2,410 from the sale of class A and class M shares, respectively, and received $547,975 and $2,624 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended May 31, 2004, Putnam Retail Management, acting as underwriter, received $1,011 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended May 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $967,231,980 and $1,223,188,786, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         381,637           585,021
Options exercised                      (97,642)         (143,924)
Options expired                       (116,188)         (158,829)
Options closed                        (167,807)         (282,268)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At May 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,543,043       $55,256,831
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,543,043        55,256,831

Shares repurchased                 (13,169,296)     (206,905,636)
----------------------------------------------------------------
Net decrease                        (9,626,253)    $(151,648,805)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,249,203       $82,642,484
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,249,203        82,642,484

Shares repurchased                 (15,370,086)     (200,632,191)
----------------------------------------------------------------
Net decrease                        (9,120,883)    $(117,989,707)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,927,979       $28,844,587
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,927,979        28,844,587

Shares repurchased                  (8,470,405)     (127,609,791)
----------------------------------------------------------------
Net decrease                        (6,542,426)     $(98,765,204)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,544,659       $44,702,473
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,544,659        44,702,473

Shares repurchased                 (11,036,807)     (138,722,999)
----------------------------------------------------------------
Net decrease                        (7,492,148)     $(94,020,526)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            255,781        $3,941,343
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       255,781         3,941,343

Shares repurchased                    (249,923)       (3,884,872)
----------------------------------------------------------------
Net increase                             5,858           $56,471
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            301,038        $3,923,778
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       301,038         3,923,778

Shares repurchased                    (303,637)       (3,918,006)
----------------------------------------------------------------
Net increase/decrease                   (2,599)           $5,772
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            180,057        $2,684,985
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       180,057         2,684,985

Shares repurchased                    (761,321)      (11,625,052)
----------------------------------------------------------------
Net decrease                          (581,264)      $(8,940,067)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            358,197        $4,533,609
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       358,197         4,533,609

Shares repurchased                  (1,064,881)      (13,782,386)
----------------------------------------------------------------
Net decrease                          (706,684)      $(9,248,777)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                                 to May 31, 2004
----------------------------------------------------------------
Class R                                                   Amount
----------------------------------------------------------------
Shares sold                                499            $7,935
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           499             7,935

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               499            $7,935
----------------------------------------------------------------

At May 31, 2004, Putnam LLC owned 63 class R shares of the fund (12.6% of class R shares outstanding), valued at $1,042.

Note 5
Investment in Putnam Prime
Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,067 for the period ended May 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended May 31, 2004, Putnam Management has assumed $32,560 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of TransCanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, Inc., a private equity firm specializing in real estate investments, and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004, Associate at Ropes & Gray LLP; prior to 2000, Law Clerk for the
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel of
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN002-215021  433/948/2BN  7/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
May 31, 2004        $47,050*    $--             $3,174    $158
May 31, 2003        $54,238     $--             $3,231    $--

*Includes fees of $326 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended May 31, 2004 and May 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 133,821 and $ 57,748, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
May 31, 2004        $--             $--   $--         $--
May 31, 2003        $--             $--   $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 27, 2004